SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500 West Tower, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On February 26, 2010, FTI Consulting, Inc. (“FTI”) held a conference call relating to our financial results for the three months and year ended December 31, 2009, operating results by business segment, guidance for 2010 and other information. The full text of the transcript of the conference call is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The transcript includes information regarding earnings before interest, taxes, depreciation and amortization of intangible assets plus non-operating litigation settlements (“EBITDA”) for FTI. We refer to operating income excluding depreciation, amortization of other intangible assets, unallocated corporate expenses and including non-operating litigation settlement gains and losses, as “Segment EBITDA.” Although EBITDA is not a measure of financial condition or performance determined in accordance with GAAP we believe that it can be a useful operating performance measure for evaluating our results of operation as compared from period to period and as compared to our competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. We use EBITDA and Segment EBITDA to evaluate and compare the operating performance of our five segments and it is one of the primary measures used to determine employee bonuses. We also use EBITDA to value the businesses we acquire or anticipate acquiring. EBITDA is not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. In addition, the transcript mentions our 2010 guidance based on earnings per share (excluding special charge), a non-GAAP measure. Non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our statements of income. Reconciliations of EBITDA to net income, Segment EBIDA to segment operating profit and earnings per share (excluding special charge) to fully diluted earnings per share are included in the financial tables to our press release dated February 26, 2010 filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2010 and incorporated herein by reference.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Transcript of February 26, 2010 conference call of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: March 4, 2010	By:	/S/ ERIC B. MILLER
Eric B. Miller
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of February 26, 2010 conference call of FTI Consulting, Inc.